                              JANUS ADVISER SERIES
                         Janus Adviser Core Equity Fund

                         Supplement Dated July 15, 2003
                       to Currently Effective Prospectus

Effective July 31, 2003, Janus Capital has agreed to additional fee waivers for Janus Adviser Core Equity Fund, which will reduce the Fund's expenses to the levels set forth below. Accordingly, the information in the Annual Fund Operating Expenses table for Core Equity Fund in the Prospectus is deleted and replaced with the following:

                                      Distribution                 Total Annual Fund              Total Annual Fund
                         Management     (12b-1)         Other      Operating Expenses    Total    Operating Expenses
                            Fee         Fees(1)      Expenses(2)   Without Waivers(3)   Waivers    With Waivers(3)
  Core Equity Fund -
    Class I                0.65%         0.25%          0.80%             1.70%         (0.45%)         1.25%
    Class C                0.65%         1.00%          0.55%             2.20%         (0.45%)         1.75%

(1) Because the 12b-1 fee is charged as an ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(2) Included in other expenses is a service fee of 0.25% of the average daily net assets of Class I Shares to compensate Janus Services for providing, or arranging for the provision of, recordkeeping, subaccounting and administrative services to retirement or pension plan participants or other underlying investors through institutional channels.

(3) All expenses are stated both with and without contractual waivers by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) to the levels indicated until at least December 1, 2004. Expense information has been restated to reflect the new expense limit percentage and is based on net assets as of the fiscal year ended July 31, 2002.

The management fee schedule for Core Equity Fund in the Management Expenses section of the Prospectus is deleted and replaced with the following:

                           Average Daily      Annual Management
                             Net Assets           Fee Rate           Expense Limit
Fund                          of Fund          Percentage (%)      Percentage (%)(1)
------------------------------------------------------------------------------------
   Core Equity Fund       All Asset Levels          0.65                 0.75

(1) Effective July 31, 2003, Janus Capital has agreed to limit the Fund's total operating expenses (excluding the distribution fee and administrative services fee applicable to Class I Shares, the distribution and shareholder servicing fee applicable to Class C Shares, brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least December 1, 2004.

108-31-044 7/03